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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): February 28, 2008

                             SOUTHERN CALIFORNIA EDISON COMPANY
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-2313                  95-1240335
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-2222
                    (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
        CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
        CFR 240.13e-4(c))

                      Section 5 - Corporate Governance and Management

Item 5.02(e)      Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Edison International 2008 Executive Bonus Program

      On February 28, 2008, the Compensation and Executive Personnel Committee (the
"Committee") of the Board of Directors of Edison International, the parent holding company of Southern California Edison Company ("SCE"), approved the Edison International 2008
Executive Bonus Program (the "2008 Bonus Program").  The following summary of the 2008
Bonus Program is qualified in its entirety by reference to the text of the 2008 Bonus
Program, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

      The 2008 Bonus Program creates a bonus pool having a maximum value equal to 1.5% of
Edison International's consolidated earnings from continuing operations during fiscal year
2008.  Certain SCE executive officers were granted performance-based awards under the 2008
Bonus Program having a maximum value equal to a fixed percentage of the bonus pool, if any.  The maximum fixed percentage of the bonus pool allocated to each named executive officer of SCE who participates in the 2008 Bonus Program is as follows:

      Name and Title                            Percentage of Bonus Pool

      John E. Bryson, Chairman of the Board,                    27%
      President and CEO of Edison International

      Alan J. Fohrer, Chairman of the Board and
      CEO of SCE                                                12%

      John R. Fielder, President of SCE                          7%

      The Committee will administer the 2008 Bonus Program, determine final bonus amounts, and retains discretion to reduce (but not increase) the actual amount payable to any of these officers from the maximum amount determined under the program.

      On February 28, 2008, the Compensation and Executive Personnel Committee of the SCE
Board of Directors approved cash bonuses for 2007 for SCE's executive officers, including
SCE's named executive officers.  The 2007 cash bonuses for Messrs. Bryson, Fohrer and Fielder were determined under and in accordance with the Edison International 2007 Executive Bonus
Program.  The bonuses for SCE's two named executive officers who did not participate in the
Edison International 2007 Executive Bonus Program were as follows:

         Named Executive Officer        2007 Cash Bonus

      Mahvash Yazdi, Senior Vice           $387,000
      President and Chief
      Information Officer

      Thomas M. Noonan, Senior Vice        $329,000
      President and Chief Financial
      Officer

                       Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

      See the Exhibit Index below.

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                       (Registrant)

                                  /s/ Linda G. Sullivan
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                                  Linda G. Sullivan
                                  Vice President and Controller

Date:  March 5, 2008

                                       EXHIBIT INDEX

Exhibit No.     Description
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10.1            Edison International 2008 Executive Bonus Program